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                                                                    EXHIBIT 10.8

               SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             AND FACILITY LETTER




         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FACILITY LETTER (this "Amendment") is made this 14th day of June, 1996, by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), a North Carolina corporation; and ARGENBRIGHT SECURITY, INC. ("Argenbright Security"), ARGENBRIGHT, INC. ("Argenbright Transportation") (Argenbright Security and Argenbright Transportation, collectively, "U.S. Borrowers"), ADI U.K. LIMITED ("ADI U.K."), AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED ("ADI Germany") (ADI U.K. and ADI Germany, collectively, "European Borrowers") (U.S. Borrowers and European Borrowers, collectively, "Obligated Borrowers"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings Guarantor"), and ADI GROUP LIMITED ("European Guarantor") (U.S. Holdings Guarantor and European Guarantor, collectively, "Corporate Guarantors"), each a corporation with its chief executive office and principal place of business at the address specified in the Loan and Security Agreement referred to below.

         WHEREAS, Obligated Borrowers, Corporate Guarantors and Lender have entered into that certain Loan and Security Agreement, dated as of December 22, 1995 (the "Loan Agreement"), pursuant to which Lender has extended to U.S. Borrowers the U.S. Revolver Facility (as defined in the Loan Agreement) in the amount of up to twenty million dollars ($20,000,000); and

         WHEREAS, pursuant to the Loan Agreement, Lender, European Borrowers and European Guarantor have entered into that certain Facility Letter, dated December 22, 1995, pursuant to which Lender has extended to European Borrowers the European Revolver Facility (as defined in the Facility Letter) in the amount of up to the Dollar Equivalent of five million dollars ($5,000,000); and

         WHEREAS, under the Facility Letter, European Revolver Loans are advanced by Lender and repaid to Lender by European Borrowers in the applicable currency in which such loans were made; and

         WHEREAS, FUCC and First Union National Bank, London Branch ("FUNB London") will enter into a Participation Agreement (the "Participation Agreement"), pursuant to which FUNB London will purchase up to a 100% participation interest in European Revolver Loans under the European Revolver Facility; and

         WHEREAS, so long as the Participation Agreement is in effect, FUNB London will fund advances and receive repayments under the European Revolver Facility; and





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         WHEREAS, pursuant to Section 2.3 of the Loan Agreement, Obligated
Borrowers and Corporate Guarantors have consented to the sale or transfer by FUCC of all or any part of the Loan Agreement, the Facility Letter and the credit facilities thereunder; and

         WHEREAS, Section 2.3 of the Loan Agreement provides that the Loan Agreement may be amended by agreement of all Obligated Borrowers, Corporate Guarantors and Lender;

         NOW, THEREFORE, for and in consideration of the foregoing, and for ten dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.       DEFINED TERMS

         Capitalized terms used herein and not defined herein are to have the meanings accorded such terms in the Loan Agreement or the Facility Letter, as applicable.


SECTION 2.       AMENDMENTS TO THE LOAN AGREEMENT

         Effective on the Amendment Effective Date (as defined herein), the Loan Agreement is amended in accordance with this Amendment. Except as specifically amended by this Amendment, all of the original terms and provisions of the Loan Agreement shall continue in full force and effect.

         Section 2.1. The Loan Agreement is hereby amended to delete in its entirety the definition of "Facility Letter" contained therein and to substitute therefor the following definition, reading as follows:

                 "Facility Letter - the letter attached to this Agreement setting forth, among other things, certain terms and provisions of the European Revolver Facility, as amended by that certain letter agreement, dated as of April 19, 1996, and by that certain Second Amendment to Loan and Security Agreement and Facility Letter, dated as of June 14, 1996.
                 The Facility Letter shall constitute a part of this Agreement."


SECTION 3.       AMENDMENTS TO THE FACILITY LETTER

         Effective on the Amendment Effective Date, the Facility Letter is amended in accordance with this Amendment. Except as specifically amended by this Amendment, all of the original terms and provisions of the Facility Letter shall continue in full force and effect.





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         Section 3.1.  The Facility Letter is hereby amended to add the following definitions to the Glossary thereto:

                 "FUNB London - First Union National Bank, London Branch, a United States banking association doing business through its London Branch."

                 "Overdraft Facility Rate - means (a) as determined by FUNB London in its sole discretion, either (i) the U.K. Base Rate plus the Foreign Currency Margin or (ii) the U.K. LIBOR Rate plus the Foreign Currency Margin, in either case plus (b) the rate reflecting the cost to FUNB London (as determined by FUNB London) of complying with the existing requirements of the Bank of England or other regulatory authority affecting mandatory liquid assets, special deposits, reserve, capital adequacy or other requirements of whatever nature and attributable to the European Revolver Facility, including any reduction in the rate of return on capital resources. A certificate by FUNB London as to the amount of such cost shall be conclusive in the absence of manifest error."

                 "Overdraft Loan - a European Revolver Loan disbursed by FUNB London and repayable at FUNB London."

                 "Participation Agreement - the Participation Agreement, dated June 14, 1996, between FUCC and FUNB London, as the same may be amended, modified or supplemented."

                 "U.K. LIBOR Rate - means the rate (as conclusively determined by FUNB London in accordance with its normal procedures) at which FUNB London is offered deposits in the Foreign Currency at or about 11 a.m. London time on the relevant dealing day on or before the commencement of the relevant Interest Period (as determined by FUNB London) by banks in the London interbank market for deposits in the Foreign Currency of similar amount and for a similar interest period as the relevant Interest Period."

                 "U.K. Base Rate - means the base rate of FUNB London from time to time as conclusively certified by FUNB London."


         Section 3.2. The Facility Letter is hereby amended to delete in its entirety subsection (b) of Section 1 thereof and to substitute therefor the following subsection (b), reading as follows:





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                          "(b)  The European Revolver Loans, which are to be
                 evidenced by the European Revolver Notes (the "European Revolver Notes"), are to be made by Lender as Foreign Currency Loans in the Foreign Currency from time to time designated by European Borrowers, if such Foreign Currency is available to Lender, or as Dollar Loans; are to be repaid in the same currency as which the Loans were made by Lender; and are to be used solely for Permitted Proceeds Uses. Each Foreign Currency Loan (other than Overdraft Loans) shall be in a minimum Dollar Equivalent amount of five hundred thousand Dollars ($500,000) and upward increments of two hundred fifty thousand Dollars ($250,000)."

         Section 3.3.
                    The Facility Letter is hereby amended to delete in its entirety subsection (c) of Section 1 thereof and to substitute therefor the following subsection (c), reading as follows:

                          "(c)  Borrowings under the European Revolver Facility
                 are to be as follows:

                                  (i)  Each European Revolver Loan is to be
                          made, or is to be deemed to be made, in the following manner: (a) the European Borrower shall give Lender written, telephonic or electronic notice (provided that telephonic notice shall be promptly, and in any event within one Business Day, confirmed in writing by delivery of a written notice to Lender that conforms to the requirements of this paragraph), or notice in such other manner as may be agreed upon from time to time by Lender and European Borrowers, of its intention to borrow (which notice is to be irrevocable) before 11:30 a.m. (Atlanta, Georgia time), specifying the amount of the proposed borrowing; whether the requested Loan is to be a Dollar Loan or a Foreign Currency Loan, and, if the latter, the Foreign Currency in which the borrowing is to be made, with no more than two Foreign Currency Loans to be requested each calendar month; and the proposed borrowing date for the Loan, which must be no earlier than the third Business Day after the date of receipt of the request by Lender in Atlanta, Georgia (with the date of request not to count as the first of such three Business Days); (b) unless payment is otherwise timely made by the European Borrowers, the becoming due of any amount required to be paid by the European Borrowers under this Letter or under the Agreement as principal or accrued interest is to be deemed irrevocably to be a request by European Borrowers for a European Revolver Loan on the due date of, and in the currency due, with respect to such principal and accrued interest; (c) unless payment is otherwise timely made by the European Borrowers, the becoming due of any other Obligation due from the European Borrowers is to be deemed irrevocably to be a request for a European Revolver Loan on the due date of, and in the currency due, with respect to such Obligation; and (d) so long as the Participation Agreement is in effect, the presentation for payment by FUNB London of any check, draft or other item of





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                          payment drawn by a European Borrower shall be deemed
                          irrevocably to be a request by European Borrowers for an Overdraft Loan in the amount of such check, draft or other item of payment.

                                  (ii) The proceeds of each European Revolver Loan requested as described in (a) above are to be disbursed by Lender in the requested Dollars or Foreign Currency by wire transfer to such bank account as may be agreed upon by European Borrowers and Lender from time to time; the proceeds of each European Revolver Loan requested to satisfy an Obligation as described above are to be disbursed by way of direct payment of the relevant Obligation; and the proceeds of each Overdraft Loan requested as described in (d) above are to be disbursed by FUNB London by payment of such check, draft or other item of payment.

                                  (iii)  Each request, including specifically,
                          but without limitation, a telephonic request, for a European Revolver Loan is to be conclusively presumed to be made by a Person authorized by European Borrowers to do so; and the making of the requested European Revolver Loan will conclusively establish European Borrowers' obligation to repay such European Revolver Loan in accordance with this Letter and the Agreement."

         Section 3.4. The Facility Letter is hereby amended to delete in its entirety subsection (i) of Section 1 thereof and to substitute therefor the following subsection (i), reading as follows:

                          "(i)  European Revolver Loans constituting Dollar
                 Loans shall bear interest from the date such European Revolver Loans are made to the date paid at the Regular Rate or the Loan LIBOR Rate. European Revolver Loans constituting Foreign Currency Loans (other than Overdraft Loans) shall bear interest from the date such European Revolver Loans are made to the date paid at the Foreign Currency Rate. European Revolver Loans constituting Overdraft Loans shall bear interest from the date such European Revolver Loans are made to the date paid at the Overdraft Facility Rate. The applicable basis for determining the rate of interest shall be selected by European Borrowers initially at the time a notice of borrowing is given. The basis for determining the interest rate with respect to any European Revolver Loan may be changed from time to time pursuant to paragraph (4) hereinafter. If on any day a European Revolver Loan constituting a Dollar Loan is outstanding with respect to which notice has not been delivered to Lender in accordance with the terms of this Letter and the Agreement specifying the basis for determining the rate of interest, then for that day that Dollar Loan shall bear interest at the Regular Rate."





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         Section 3.5.  The Facility Letter is hereby amended to add at the end of Section 1 thereof the following subsection (j), reading as follows:

                          "(j)  Notwithstanding anything to the contrary
                 contained herein, so long as the Participation Agreement is in effect, European Borrowers shall not have the option to request Dollar Loans or Foreign Currency Loans by written, telephonic or electronic notice, or to change the basis for determining the interest rate on Overdraft Loans, but shall be limited to requesting such Loans as Overdraft Loans as provided in subparagraph (c)(i) of this paragraph (3)."

         Section 3.6. The Facility Letter is hereby amended to delete in its entirety the introductory clause to Section 2 thereof and to substitute therefor the following clause, reading as follows:

         "2.  Interest Periods

                          (a) In connection with each Foreign Currency Loan (other than Overdraft Loans) and LIBOR Rate Loan, European Borrowers shall elect an Interest Period to be applicable to such Loan, which Interest Period shall be a one month period, if such Loan is a Foreign Currency Loan, and either a one, two, three or six month period, if such Loan is a Dollar Loan; provided that:"

         Section 3.7. The Facility Letter is hereby amended to delete in its entirety the last paragraph of Section 3 thereof and to substitute therefor the following paragraph, reading as follows:

                          "European Borrowers may repay an Overdraft Loan on
                 any Business Day. European Borrowers may repay a Foreign Currency Loan that is not an Overdraft Loan on a day other than the last day of the applicable Interest Period, but only if European Borrowers shall compensate Lender for each such repayment, by the payment in Dollars of the greater of (i) two thousand Dollars (U.S. $2,000) or (ii) all losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by Lender in connection with the reemployment of such funds) which Lender may incur because of such prepayment, upon Lender's written request (which request shall set forth in reasonable detail the basis for requesting any amounts pursuant to subsection (ii) and which shall, absent manifest error, be conclusive and binding upon all parties hereto)."

         Section 3.8. The Facility Letter is hereby amended by inserting at the end of the final paragraph of Section 4 thereof the following sentences, reading as follows:

                 "Interest on Overdraft Loans shall accrue from day to day and shall be calculated on the basis of a 360 day year (except for British pounds sterling, in which case a 365 day year) for the actual number of days elapsed. Interest on Overdraft Loans





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                 shall be due and payable and debited to the account of
                 European Borrowers on a monthly basis."


SECTION 4.       CONDITIONS TO EFFECTIVENESS

         Section 4.1. Effective Date. The amendments to the Loan Agreement and the Facility Letter set forth in Sections 2 and 3 of this Amendment are to become effective only as of the first date (the "Amendment Effective Date") on which this Amendment has been executed by Corporate Guarantors and Obligated Borrowers and all of the conditions to effectiveness of this Amendment set forth in Sections 4.2 and 4.3 of this Amendment have been satisfied.

         Section 4.2. Execution. Lender shall have received (i) two original counterparts of this Amendment, duly executed by Corporate Guarantors and Obligated Borrowers, and (ii) two original consents to this Amendment, duly executed by Frank A. Argenbright, Jr.

         Section 4.3.  Compliance with Warranty; No Default, etc.

         1. As of the Amendment Effective Date, the representations and warranties set forth in Section 5 of the Loan Agreement, and the representations and warranties set forth in each of the other Loan Documents, are to be true and correct in all material respects.

         2. As of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.


SECTION 5.       DOCUMENT PURSUANT TO LOAN AGREEMENT.

         This Amendment is a Loan Document executed pursuant to the Loan Agreement and, unless otherwise expressly indicated herein, is to be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement. Except as otherwise expressly provided for herein, all representations, warranties, terms, covenants and conditions of the Loan Agreement, the Facility Letter and each of the other Loan Documents are to remain unamended and unwaived.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

                                               ARGENBRIGHT SECURITY, INC.
                                               ("OBLIGATED BORROWER")


                                               By: /s/
                                                  ------------------------------

                                               Its:
                                                   -----------------------------

                                               ARGENBRIGHT, INC.
                                               ("OBLIGATED BORROWER")


                                               By: /s/
                                                  ------------------------------

                                               Its:
                                                   -----------------------------

                                               ADI U.K. LIMITED
                                               ("OBLIGATED BORROWER")


                                               By: /s/
                                                  ------------------------------

                                               Its:
                                                   -----------------------------


                                               AVIATION DEFENCE INTERNATIONAL
                                               GERMANY LIMITED
                                               ("OBLIGATED BORROWER")


                                               By: /s/
                                                  ------------------------------

                                               Its:
                                                   -----------------------------





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                                           ARGENBRIGHT HOLDINGS LIMITED
                                           ("U.S. HOLDINGS GUARANTOR")


                                           By: /s/
                                           -------------------------------------

                                           Title:
                                           -------------------------------------


                                           THE ADI GROUP LIMITED
                                           ("EUROPEAN GUARANTOR")


                                           By: /s/
                                           -------------------------------------

                                           Title:
                                           -------------------------------------




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                                        FIRST UNION COMMERCIAL
                                        CORPORATION
                                        ("LENDER")


                                        By: /s/
                                           -------------------------------

                                        Title:
                                              ----------------------------





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                           CONSENT AND CONFIRMATION


                 The undersigned, a guarantor of the Obligations of Obligated Borrowers to Lender, hereby consents to the terms and conditions of the SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FACILITY LETTER by and among the Corporate Guarantors and European Borrowers party thereto and FIRST UNION COMMERCIAL CORPORATION, and the undersigned hereby confirms and agrees that the Guaranty by the undersigned in favor of Lender continues to be in full force and effect and is hereby ratified and confirmed.

                                        /s/ FRANK A. ARGENBRIGHT, JR.
                                        -----------------------------
                                        FRANK A. ARGENBRIGHT, JR.





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